Booz Allen Hamilton Completes Acquisition of Liberty IT Solutions, LLC McLean, VA – June 14, 2021 – Booz Allen Hamilton (NYSE: BAH) announced today it has completed the acquisition of Liberty IT Solutions, LLC for $725 million. The transaction was previously announced on May 4, 2021.

Headquartered in Herndon, Virginia, with a national presence including a dedicated Agile Center of Excellence in Melbourne, Florida and offices in Exton, Pennsylvania, Liberty is a leading digital partner driving transformation across the federal IT ecosystem with robust, modern software development capabilities including Agile, DevSecOps and APIs as well as cloud and Low Code / No Code (LCNC) solutions implementation. Its expertise complements Booz Allen’s already powerful digital transformation portfolio, accelerates Booz Allen’s digital transformation growth, and enhances the firm’s ability to deliver end-to-end digital solutions for federal customers to help them achieve exceptionally efficient, effective transformational change.

“This acquisition is directly on strategy and will fuel our growth,” said Horacio Rozanski, Booz Allen president and chief executive officer. “Booz Allen and Liberty share a passion for people, innovation, and technical excellence. I am pleased to welcome an exceptional team of colleagues with an equal commitment to helping clients use disruptive technology to transform and advance missions.”

Liberty will operate as a Booz Allen company, integrated with the firm’s Civilian Services Group led by executive vice president Kristine Martin Anderson. Booz Allen’s Civilian Services team has been at the forefront of digital transformation for federal clients, partnering with them to solve problems at scale and innovate on critical issues across the full breadth of civil government, including healthcare, homeland security, financial services, justice, law enforcement, energy, transportation, and benefits delivery.

“Today’s federal agencies have wide-ranging and rapidly evolving modernization needs,” said Anderson. “Joined with Booz Allen’s talented workforce and secure, modern digital solutions, Liberty’s leading capabilities and more than 600 solution architects, engineers, and other highly skilled professionals will help us deliver even more innovative technology, bold thinking, and advanced transformation solutions in support of the nation’s ambitious domestic agenda.”

“We are excited for Liberty’s next chapter as a Booz Allen company and the new opportunities this brings for our people and our clients,” said Scott Hanawalt, president of Liberty. “We look forward to continuing to serve clients with integrity and ingenuity as we work together to accelerate transformation across the federal market, bringing our unique insights, expertise, and culture to bear as we join Booz Allen in empowering people to change the world.”

For the transaction, cash consideration of approximately $725 million was funded through a combination of excess cash on hand and net proceeds from Booz Allen’s $500 million debt offering announced on June 7, 2021.

The transaction is expected to be immediately accretive to Booz Allen’s revenue growth rate, adjusted EBITDA margin, and adjusted diluted earnings per share.

Jefferies LLC served as exclusive financial advisor to Booz Allen for the transaction, and King & Spalding LLP served as legal advisor. Booz Allen retained PwC as accounting and tax advisor and Avascent for strategic industry advisory services. Baird served as exclusive financial advisor to Liberty, and Holland & Knight LLP served as legal advisor in connection with the transaction.

About Booz Allen Hamilton
For more than 100 years, military, government, and business leaders have turned to Booz Allen Hamilton to solve their most complex problems. As a consulting firm with experts in analytics, digital, engineering, and cyber, we help organizations transform. We are a key partner on some of the most innovative programs for governments worldwide and trusted by its most sensitive agencies. We work shoulder-to-shoulder with clients, using a mission-first approach to choose the right strategy and technology to help them realize their vision.

With global headquarters in McLean, Virginia, our firm employs more than 27,700 people globally, and had revenue of $7.9 billion for the 12 months ended March 31, 2021. To learn more, visit www.boozallen.com. (NYSE: BAH)

Forward Looking Statements
Certain statements contained in this press release and in comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning the acquisition of Liberty IT Solutions, LLC and related matters, prospective performance and opportunities, post-closing operations and the expected benefits of the acquisition, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. These risks and other factors include: any issue that compromises our relationships with the U.S. government or damages our professional reputation, including negative publicity concerning government contractors in general or us in particular; changes in U.S. government spending, including a continuation of efforts by the U.S. government to decrease spending for management support service contracts, and mission priorities that shift expenditures away from agencies or programs that we support, or as a result of the presidential and administration transition; efforts by Congress and other U.S. government bodies to reduce U.S. government spending and address budgetary constraints and the U.S. deficit, as well as associated uncertainty around the timing, extent, nature, and effect of such efforts; delayed funding of our contracts due to uncertainty relating to funding of the U.S. government and a possible failure of Congressional efforts to approve such funding and to craft a long-term agreement on the U.S. government’s ability to incur indebtedness in excess of its current limits, or changes in the pattern or timing of government funding and spending; U.S. government shutdowns as a result of the failure by elected officials to fund the government; failure to comply with numerous laws and regulations, including, but not limited to, the Federal Acquisition Regulation ("FAR"), the False Claims Act, the Defense Federal Acquisition Regulation Supplement, and FAR Cost Accounting Standards and Cost Principles; the effects of COVID-19 and other pandemics or widespread health epidemics, including disruptions to our workforce and the impact on government spending and demand for our solutions; our ability to compete effectively in the competitive bidding process and delays or losses of contract awards caused by competitors’ protests of major contract awards received by us; variable purchasing patterns under U.S. government General Services Administration Multiple Award schedule contracts, or GSA schedules, blanket purchase agreements and indefinite delivery, indefinite quantity, or IDIQ, contracts; the loss of GSA schedules or our position as prime contractor on government-wide acquisition contract vehicles, or GWACs; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time, and resources for our contracts; changes in estimates used in recognizing revenue; our ability to realize the full value of and replenish our backlog, generate revenue under certain of our contracts, and the timing of our receipt of revenue under contracts included in backlog; internal system or service failures and security breaches, including, but not limited to, those resulting from external or internal cyber attacks on our network and internal systems; risks related to the implementation and operation of new financial management systems; an inability to attract, train, or retain employees with the requisite skills and experience; an inability to timely hire, assimilate and effectively utilize our employees, ensure that employees obtain and maintain necessary security clearances and/or effectively manage our cost structure; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors, including the improper use or release of our clients’ sensitive or classified information; increased competition from other companies in our industry; failure to maintain strong relationships with other contractors, or the failure of contractors with which we have entered into a sub- or prime-contractor relationship to meet their obligations to us or our clients; inherent uncertainties and potential adverse developments in legal or regulatory proceedings, including litigation, audits, reviews, and investigations, which may result in materially adverse judgments, settlements, withheld payments, penalties, or other unfavorable outcomes including debarment, as well as disputes over the availability of insurance or indemnification; failure to comply with special U.S. government laws and regulations relating to our international operations; risks associated with increased competition, new relationships, clients, capabilities, and service offerings in our U.S. and international businesses; risks related to changes to our operating structure, capabilities, or strategy intended to address client needs, grow our business, or respond to market developments; the adoption by the U.S. government of new laws, rules, and regulations, such as those relating to organizational conflicts of interest issues or limits; risks related to completed and future acquisitions, including our ability to realize the expected benefits from such acquisitions; the incurrence of additional tax liabilities, including as a result of changes in tax laws or management judgments involving complex tax matters; risks inherent in the government contracting environment; continued efforts to change how the U.S. government reimburses compensation related costs and other expenses or otherwise limits such reimbursements and an increased risk of compensation being deemed unreasonable and unallowable or payments being withheld as a result of U.S. government audit, review, or investigation; increased insourcing by various U.S. government agencies due to changes in the definition of “inherently governmental” work, including proposals to limit contractor access to sensitive or classified information and work assignments; the size of our addressable markets and the amount of U.S. government spending on private contractors; risks related to our indebtedness and credit facilities which contain financial and operating covenants; and the impact of changes in accounting rules and regulations, or interpretations thereof, that may affect the way we recognize and report our financial results, including changes in accounting rules governing recognition of revenue.

Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission (the SEC), including in our Annual Report on Form 10-K filed with the SEC on May 21, 2021. All forward looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts
Jessica Klenk, Booz Allen Media Relations
klenk_jessica@bah.com

Rubun Dey, Booz Allen Investor Relations
dey_rubun@bah.com